UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 29, 2004

                               Denny's Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                      0-18051               13-3487402
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(State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                    Identification No.)

  203 East Main Street, Spartanburg, SC                      29319-0001
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 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


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         (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On September 29, 2004, Denny's Holdings, Inc. ("Denny's Holdings"), a wholly owned subsidiary of Denny's Corporation (the "Company"), and the Company entered into a Purchase Agreement (the "Purchase Agreement") with the Initial Purchasers UBS Securities LLC, Goldman, Sachs & Co. and Banc of America Securities LLC (collectively, the "Initial Purchasers") to issue and sell in a private placement, for resale under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the "Securities Act"), $175 million aggregate principal amount of unsecured 10% Senior Notes Due 2012 of Denny's Holdings (the "New Notes"). The New Notes are irrevocably, fully and unconditionally guaranteed on a senior basis by the Company. The maturity date of the New Notes is October 1, 2012.

         On October 5, 2004, Denny's Holdings issued and sold the New Notes to the Initial Purchasers, and the following agreements were entered into in connection with the closing of such issuance and sale: (i) Denny's Holdings, the Company and U.S. Bank National Association, as trustee (the "Trustee"), entered into an Indenture (the "Indenture") governing the New Notes; (ii) Denny's Holdings executed the New Notes; (iii) the Company executed the Guarantee of the New Notes (the "Guarantee"), and (iv) Denny's Holdings, the Company and the Initial Purchasers entered into a Registration Rights Agreement with respect to the New Notes (the "Registration Rights Agreement").

         The New Notes have not been registered under the Securities Act. The New Notes are subject to restrictions on transfer and may only be offered or sold in transactions exempt from or not subject to the registration requirements of the Securities Act.

         Material terms and conditions of the New Notes, the Guarantee and the Indenture are described in Item 2.03 of this Current Report on Form 8-K.

         Pursuant to the Registration Rights Agreement, the Company and Denny's Holding agreed to register with the Commission exchange notes (the "Exchange Notes"), having substantially identical terms as the New Notes, as part of an offer to exchange freely tradable Exchange Notes for the notes. The Company and Denny's Holdings agreed to file a registration statement for the Exchange Notes no later than 90 days after October 5, 2004 and use their reasonable best efforts to cause that registration statement to be declared effective within 180 days after October 5, 2004 and to consummate the exchange offer within 210 days after October 5, 2004. The Company and Denny's Holdings have also agreed, in specified circumstances, to file a shelf registration statement to cover resales of the New Notes. The Company and Denny's Holdings may be required to pay liquidated damages if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

         As reported in a Current Report on Form 8-K filed with the Commission on September 22, 2004, on September 21, 2004, the operating subsidiaries of the Company, Denny's, Inc. and Denny's Realty, Inc., entered into new senior secured credit facilities in an aggregate principal amount of $420 million, consisting of a $320 million first lien facility (the "New First Lien Facility") and a $120 million second lien facility (the "Second Lien Facility," and together with the New First Lien Facility, the "New Credit Facilities"). UBS Securities LLC, one of the Initial Purchasers, acts as Syndication Agent, Joint Lead Arranger and Joint Bookrunner and a lender under both the credit agreement providing for the New First Lien Facility (the "New First Lien Facility Agreement") and the credit

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agreement providing for the Second Lien Facility (the "Second Lien Facility
Agreement"). Banc of America Securities LLC, one of the Initial Purchasers, acts as the Joint Lead Arranger and Joint Bookrunner and a lender under both the New First Lien Facility Agreement and the Second Lien Facility Agreement. Bank of America, N.A., an affiliate of Banc of America Securities LLC, acts as Administrative Agent under both the New First Lien Facility Agreement and the Second Lien Facility Agreement, and acts as Collateral Agent under the guarantee and collateral agreements entered into in connection with each of the New First Lien Facility Agreement and the Second Lien Facility Agreement.

         U.S. Bank National Association, the Trustee under the Indenture, is also the trustee under the indenture governing the 12 3/4% Senior Notes due 2007 issued by the Company and Denny's Holdings (the "12 3/4% Notes") and under the indenture governing the 11 1/4% Senior Notes Due 2007 issued by the Company (the "11 1/4% Notes").

         UBS Investment Bank, an affiliate of UBS Securities LLC, and Goldman, Sachs & Co., an Initial Purchaser, are acting as Dealer Managers and Solicitation Agents with respect to the Company's previously announced tender offers for the 11 1/4% Notes and the 12 3/4% Notes further described below.

         For additional information, see Item 7.01 of the Current Report on Form 8-K.

        The information contained in this Current Report on Form 8-K, including the exhibit hereto, does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction. The New Notes and the Exchange Notes have not been registered under the Securities Act or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any other jurisdiction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         As discussed in Item 1.01 of this Current Report on Form 8-K, on October 5, 2004, Denny's Holdings completed the sale of $175 million aggregate principal amount of its New Notes. The New Notes are irrevocably, fully and unconditionally guaranteed on a senior basis by the Company pursuant to the Guarantee. The Company is not subject to the restrictive covenants in the Indenture. Denny's Holdings is restricted from paying dividends and making distributions to the Company under the terms of the Indenture.

         The New Notes will mature on October 1, 2012 and will bear interest at the rate of 10% per year from and including the issue date, payable semi-annually, in arrears on April 1 and October 1 of each year, commencing April 1, 2005. The New Notes are general, unsecured senior obligations of Denny's Holdings, and rank: (i) equal in right of payment to all of the existing and future indebtedness and other obligations of Denny's Holdings that are not, by their terms, expressly subordinated in right of payment to the New Notes;
(ii) senior in right of payment to all of the existing and future subordinated indebtedness of Denny's Holdings; and (iii) effectively subordinated to all of the existing and future secured debt of Denny's Holdings to the extent of the value of the assets securing such debt and structurally subordinated to all indebtedness and other liabilities of the subsidiaries of Denny's Holdings, including the New Credit Facilities.

         Denny's Holdings may redeem the New Notes for cash, in whole or in part, at its option at any time on or after October 1, 2008, at redemption prices equal to 100% of the principal amount plus a premium declining ratably to par, together with accrued and unpaid interest and liquidated damages, if any, to the redemption date. In addition, at any time on or before October 1, 2007, Denny's Holdings may, at its option and subject to certain requirements, use the cash proceeds from one or more qualified equity offerings by the Company to redeem up to 35% of the aggregate principal amount of the New Notes issued under

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the Indenture at a redemption price equal to 110% of the principal amount, together with accrued and unpaid interest and liquidated damages, if any, thereon to the redemption date. If a change of control (as defined in the Indenture) occurs, Denny's Holdings will be required to make an offer to purchase the New Notes at 101% of the principal amount, together with accrued and unpaid interest and liquidated damages, if any, to, but not including, the change of control purchase date.

         In addition to the terms of the New Notes described above, the Indenture contains covenants, which are subject to limitations and exceptions, limiting the ability of Denny's Holdings and its subsidiaries (but not the Company) to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make distributions or certain other restricted payments; (iii) make certain investments; (iv) create liens on its assets to secure debt; (v) enter into sale and leaseback transactions; (vi) enter into transactions with affiliates; (vii) merge or consolidate with another company; (viii) sell, lease or otherwise dispose of all or substantially all of its assets; (ix) enter into new lines of business; and (x) guarantee indebtedness.

         The Indenture also provides that, if an event of default occurs and is continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of the New Notes then outstanding may declare all principal, accrued interest and liquidated damages, if any, immediately due and payable, except that an event of default resulting from certain events of bankruptcy, insolvency or reorganization in respect of Denny's Holdings or certain of its subsidiaries will automatically cause all principal, accrued interest and liquidated damages, if any, to become immediately due and payable. Events of default include: (i) failure to pay any installment of interest (or liquidated damages, if any) on the New Notes when due and payable and the continuance of any such failure for 30 days; (ii) failure to pay principal, or premium, if any, on the New Notes when due and payable; (iii) failure to observe or perform any other covenant or agreement contained in the New Notes or the Indenture and, subject to certain exceptions, the continuance of such failure for a period of 30 days after notice to Denny's Holdings, (iv) certain events of bankruptcy, insolvency or reorganization in respect of Denny's Holdings or certain of its subsidiaries; (v) certain defaults in indebtedness with an aggregate amount outstanding in excess of $20 million; and (vi) final unsatisfied judgments not covered by insurance aggregating in excess of $10 million, at any one time rendered against Denny's Holdings us or any of its subsidiaries and not stayed, bonded or discharged within 60 days.

         Pursuant to the Guarantee, the Company has irrevocably, fully and unconditionally guaranteed on a senior basis the following obligations: (i) the due and punctual payment of the principal of, premium, if any, and interest and liquidated damages, if any, on the New Notes, the due and punctual payment of interest on the overdue principal and premium, if any, and interest on any interest on the New Notes, and the due and punctual performance of all other obligations of Denny's Holdings to the holders of the New Notes or the Trustee.

         For additional information, Item 7.01 of the Current Report on Form
8-K.

Item 3.03.     Material Modification to Rights of Security Holders.

         As reported in a Current Report on Form 8-K filed with the Commission on September 22, 2004, in connection with the previously announced cash tender offers and consent solicitations by the Company for any and all of the outstanding 12 3/4% Notes and for any and all of the outstanding 11 1/4% Notes,

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which commenced on September 7, 2004, the Company received the requisite consents from the holders of the 12 3/4% Notes and the 11 1/4% Notes to approve certain amendments (the "Amendments") to the indentures under which the 12 3/4% Notes and the 11 1/4% Notes were issued. The Amendments eliminate substantially all of the restrictive covenants and related events of default in the respective indentures and, in each case, reduce the minimum notice period for the redemption of the 12 3/4% Notes and the 11 1/4% Notes from 30 days to three days. As previously disclosed, the Amendments to the indenture governing the 12 3/4% Notes became operative and binding on the holders of the 12 3/4% Notes as of September 21, 2004.

         The Amendments to the indenture governing the 11 1/4% Notes set forth in the 11 1/4% Senior Notes due 2008 Supplemental Indenture dated as of September 21, 2004 between the Company (f/k/a Advantica Restaurant Group, Inc.), as Issuer, and U.S. Bank National Association (successor to First Trust National Association), as Trustee, became operative and binding on the holders of the 11 1/4% Notes as of October 5, 2004, in connection with the closing of the sale of the New Notes and the Company's acceptance of 11 1/4% Notes tendered pursuant to the tender offer.

         For additional information, see Items 2.03 and 7.01 of the Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

        The Company also today paid for $284,980,908 aggregate principal amount of the 11 1/4% Notes tendered by holders (and for which consents were received) prior to 5:00 p.m. on the September 20, 2004 consent date, pursuant to a previously announced tender offer and consent solicitation, for total consideration of $303,504,667 (including tender consideration of 103.75% and a consent fee of 0.25% of the principal amount, plus accrued and unpaid interest to date). In accordance with the terms of the tender offer and consent solicitation for the 11 1/4% Notes, amendments to the indenture governing the 11 1/4% Notes at the same time became operative and binding on the remaining holders of the 11 1/4% Notes. Those amendments eliminate substantially all of the restrictive covenants and related events of default in the indenture governing the 11 1/4% Notes and reduce the minimum notice period for the redemption of the 11 1/4% Notes from 30 days to 3 days. The Company also paid for $888,674 aggregate principal amount of the 11 1/4% Notes tendered by holders after 5:00 p.m. on the September 20, 2004 consent date and prior to the expiration of the tender offer at midnight on October 4, 2004, for total consideration of $944,216 (including tender consideration of 103.75%, plus accrued and unpaid interest to date). As a result of the foregoing, $58,050,042 aggregate principal amount of the 11 1/4% Notes remains outstanding, subject to the notice of redemption described below.

         As contemplated by the tender offer and consent solicitation for the 11 1/4% Notes, on October 5, 2004, the Company issued a notice of redemption with respect to the remaining 11 1/4% Notes as of a redemption date of October 8, 2004. In accordance with the indenture governing the 11 1/4% Notes, the redemption price on that date will be 103.75% of the principal amount of such notes, plus accrued and unpaid interest to the redemption date. Upon redemption of such notes on the redemption date, no 11 1/4% Notes will remain outstanding.

         The Company also today paid for $8,085,000 aggregate principal amount of the 12 3/4% Notes tendered by holders after 5:00 p.m. on the September 20, 2004 consent date and prior to the expiration of the tender offer for the 12 3/4% Notes at midnight on October 4, 2004, pursuant to a previously announced tender offer and consent solicitation, for total consideration of $8,614,736 (including tender consideration of 106.375%, plus accrued and unpaid interest to date). This is in addition to the $75,125,000 aggregate principal amount of 12 3/4% Notes previously tendered (and for which consents were received) prior to 5:00 p.m. on the September 20, 2004 consent date, which, as previously announced, the Company paid for on September 21, 2004. In accordance with the indenture governing the 12 3/4% Notes and the notice of redemption issued on September 21, 2004, the Company and Denny's Holdings also today redeemed the remaining 12 3/4% Notes for total consideration of $30,323,657 (including the redemption price of 106.375%, plus accrued and unpaid interest to date). As a result of the completion of the tender offer for the 12 3/4% Notes and this redemption, no 12 3/4% Notes remain outstanding.

         The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DENNY'S CORPORATION



                                   By:
                                       ----------------------------------------
                                       Rhonda J. Parish
                                       Executive Vice President, General Counsel
                                       and Secretary


Date: October 5, 2004